UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2020

LIMONEIRA COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-34755	77-0260692
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification
of incorporation)		No.)

1141 Cummings Road

Santa Paula, CA 93060

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (805) 525-5541

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	LMNR	The NASDAQ Stock Market LLC (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 24, 2020, Limoneira Company (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) at the Museum of Ventura County Agriculture Museum, 926 Railroad Avenue, Santa Paula, California 93060. A total of 17,857,896 shares of the Company’s Common Stock, par value $0.01 per share, each of which is entitled to one (1) vote (“Common Stock”); 14,790 shares of its Series B 8.75% Convertible Preferred Stock, par value $100.00 per share, each of which is entitled to ten (10) votes for a total of 147,900 (“Series B Preferred Stock”); and 9,300 shares of its Series B-2 4% Convertible Preferred Stock, par value $100.00 per share, each of which is entitled to one (1) vote (“Series B-2 Preferred Stock”), were issued, outstanding, and entitled to vote as of February 3, 2020, the record date for the Annual Meeting. There were 16,013,965 shares of Common Stock; 14,790 shares (or 147,900 votes) of Series B Preferred Stock; and 9,300 shares of Series B-2 Preferred Stock present, in person or by proxy, at the Annual Meeting, representing approximately 89.76% of the total shares of capital stock outstanding, which constituted a quorum.

The stockholders were asked to vote on three (3) proposals, with Common Stock, Series B Preferred Stock, and Series B-2 Preferred Stock voting together as a single class for all of the proposals. Set forth below are the matters acted upon by the stockholders and the final voting results of each such proposal.

Proposal 1: Election of Directors

The following votes were cast with respect to the election of the following nominees as directors of the Company to hold office for a three-year term, ending at the 2023 Annual Meeting of Stockholders:

Shares Voted
	For	Withheld	Broker Non-Votes
Elizabeth Blanchard Chess	13,354,218	470,681	2,282,850
Donald R. Rudkin	13,357,859	464,039	2,282,850
Robert M. Sawyer	11,605,663	2,409,486	2,282,850

Based on the votes set forth above, each of the nominees listed above was duly elected to serve as a director of the Company for a three-year term, ending at the 2023 Annual Meeting of Stockholders.

Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm

The following votes were cast with respect to the ratification of the selection of Deloitte & Touche LLP as the independent registered public accounting firm for the Company to serve for the fiscal year ending October 31, 2020:

Shares Voted
For	Against	Abstain
16,156,059	14,456	650

Based on the votes set forth above, the selection of Deloitte & Touche LLP as the independent registered public accounting firm for the Company to serve for the fiscal year ending October 31, 2020 was duly ratified by the stockholders.

Proposal 3: Advisory Vote on Executive Compensation

The compensation of the named executive officers, as disclosed in the Company’s proxy statement pursuant to Item 402 of Regulation S-K under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, was approved on a non-binding, advisory basis by the stockholders by the votes set forth in the table below:

Shares Voted
For	Against	Abstain	Broker Non-Votes
12,606,733	1,136,731	144,851	2,282,850

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 2020	LIMONEIRA COMPANY

	By:	/s/ Mark Palamountain
Mark Palamountain
Chief Financial Officer, Treasurer and Corporate Secretary
(Principal Financial and Accounting Officer)